UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2007

QUANEX CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	1-5725	38-1872178
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 West Loop South, Suite 1500, Houston, Texas	77027
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 713-961-4600

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

As reported in Quanex Corporation’s (the “Company’s”) 2006 Form 10-K filed on December 15, 2006, the Company increased its reportable segments from two in prior years to three for the fiscal 2006 presentation: Vehicular Products, Engineered Building Products, and Aluminum Sheet Building Products. To supplement the three segments’ fiscal year financial data reported in the Company’s 2006 Form 10-K, the attached tables (filed as Exhibit 99.1 and incorporated herein by reference) present the Company’s quarterly historical financial data for the three years ended October 31, 2006 reflecting these three segments. For additional information, see Note 11 “Industry Segment Information” in Item 8 of the Company’s 2006 Form 10-K.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of businesses acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)	Exhibits.

Exhibit 99.1.          Historical Industry Segment Financial Data

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANEX CORPORATION
(Registrant)

January 30, 2007

/s/ THOMAS M. WALKER

(Date)

Thomas M. Walker
Senior Vice President – Finance and Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit 99.1.          Historical Industry Segment Financial Data.